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                                SEQUOIA SYSTEMS, INC.

                          1993 EMPLOYEE STOCK PURCHASE PLAN


              1.   Purposes.
                   --------

              The 1993 Employee Stock Purchase Plan of Sequoia Systems, Inc. (the "Plan") is intended to provide a method for employees of Sequoia Systems, Inc. and its Subsidiary Corporations (as defined below) (hereinafter collectively referred to, unless the context otherwise requires, as the "Company") to acquire an ownership interest in the Company through the purchase of shares of the common stock of the Company (the "Common Stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of such Section 423.

              2.   Definitions.
                   -----------

                   (a) "Employee" means any person who is customarily employed by the Company for 20 or more hours per week.

                   (b) "Monetary Compensation" means an Employee's regular base pay (as the same may be adjusted from time to time), including shift differentials, plus overtime, commissions and other special cash payments to such Employee during an Offering Period (as defined below).

                   (c) "Offering" or "Offerings" means the offering(s) of shares of Common Stock to Employees of the Company pursuant to this Plan.

                   (d) "Offering Commencement Date" means the date on which an Offering under the Plan commences pursuant to Paragraph 4.

                   (e) "Offering Termination Date" means the date on which an Offering under the Plan terminates pursuant to Paragraph 4.

                   (f) "Offering Period" means, with respect to each Offering under the Plan, the period of time beginning on the applicable Offering Commencement Date and ending on the applicable Offering Termination Date.

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                   (g)  "Subsidiary Corporation" means any present or
         future corporation which (i) is a "subsidiary corporation" as that term is defined in Section 424 of the Code and (ii) is designated as a participant in the Plan by the Board of Directors or by the Committee described in Paragraph 13.

              3.   Eligibility.
                   -----------

                   (a) Any Employee who shall have completed two weeks of employment and who shall be employed by the Company on an Offering Commencement Date shall be eligible to participate in the applicable Offering under the Plan.

                   (b) Any provision of the Plan to the contrary notwithstanding, no Employee shall be granted an option to participate in the Plan:

                       (i) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary Corporation (for purposes of this Paragraph the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

                      (ii) which permits his or her rights to purchase stock of the Company or of any Subsidiary Corporation to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time such option is granted) for any one calender year.

              4.   Offering Dates.
                   --------------

              The Plan will be implemented by four semi-annual Offerings of an aggregate of 62,500 shares (subject to adjustment as provided in Paragraphs 12(a) and 17) each of the Common Stock, as follows:

                       (i) the first Offering shall commence on July 1, 1993 and shall terminate on December 31, 1993;

                      (ii)   the second Offering shall commence on
                             January 1, 1994 and shall terminate on
                             June 30, 1994;

                     (iii) the third offering shall commence on July 1, 1994 and shall terminate on December 31, 1994; and

                      (iv)   the fourth Offering shall commence on
                             January 1, 1995 and terminate on June 30,
                             1995.

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              5.   Participation.
                   -------------

              All eligible Employees will become participants in an Offering on the applicable Offering Commencement Date. Payroll deductions for a participant shall commence on the Offering Commencement Date applicable to the Offering (or as soon thereafter as may be determined by the Company in its discretion) and shall end on the Offering Termination Date applicable to such Offering, unless sooner terminated pursuant to Paragraph 10.

              6.   Payroll Deductions.
                   ------------------

                   (a) Participants may elect to have amounts withheld from Monetary Compensation by completing an authorization for a payroll deduction (an "Authorization") on the form provided by the Company and delivering it to the Company. At the time a participant files his or her Authorization for a payroll deduction, the participant shall elect to have deductions made from his or her pay on each payday during the time he or she is a participant in an Offering at the rate of 0, 1, 2, 3, 4, 5, or 6%, of his or her Monetary Compensation. The aggregate amount of a participant's payroll deductions for any Offering Period is referred to herein as the "Authorized Deduction." An Authorization filed with respect to any Offering shall also be deemed to be an Authorization with respect to any subsequent Offering; provided, that (i) the participant may amend his or her Authorization with respect to any subsequent Offering by filing a new Authorization at least seven days prior to the Offering Commencement Date of such subsequent Offering, and (ii) the participant may withdraw his or her payroll deductions from the Plan at any time pursuant to Section 8(b). If a participant has not filed an Authorization with respect to an Offering (including an Authorization deemed to apply to any Offering pursuant to the preceding sentence) on or before the date(s) specified by the Company, he or she shall be deemed to have filed an Authorization election to withhold 0% of any Monetary Compensation.

                   (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan. Except as provided in Section 6(d), a participant may not make any separate cash payment into such account.

                   (c)  Except as provided in Paragraph 8(b) or
         Paragraph 10, a participant may not make changes to the rate of deductions from his or her Monetary Compensation during an Offering Period.

                   (d) Notwithstanding the foregoing, the Company may permit and/or require participants who are not residents of the United States to make one or more lump-sum contributions to the Plan in lieu of contributions through payroll deductions, such

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         number of contributions and the manner of making such
         contributions required of any such participant shall be determined by the Committee (as defined in Section 13 hereof) or such other officer of the Company as the Committee shall designate. No such employee shall participate in the Plan, however, unless such employee shall have filed an Authorization on or before the date on which other employees must file Authorizations. Any lump-sum contributions shall be treated as payroll deductions for all purposes under the Plan.

              7.   Granting of Options.
                   -------------------

                   (a) With respect to each Offering, a participating Employee shall be deemed to have been granted, on the applicable Offering Commencement Date, an option (the "Option") to purchase a maximum number of shares of Common Stock determined as follows:
         85% of the market value of a share of Common Stock on such Offering Commencement Date shall be divided into an amount equal to 6% of such Employee's Monetary Compensation for the period of such Offering, provided that in no event shall an Employee be granted an Option to purchase more than 500 shares of Common Stock with respect to each Offering. The market value of the Common Stock shall be determined as provided in paragraph (b) below.

                   (b) With respect to each Offering, the purchase price of a share of Common Stock purchased with the Authorized Deduction (the "Option Exercise Price") shall be the lower of:

                       (i) 85% of the composite closing price of the Common Stock on the over the counter market as reported by NASDAQ in "The Wall Street Journal" on the Offering Commencement Date applicable to such Offering (or on the next regular business day on which shares of the Common Stock shall be traded in the event that no such shares shall have been traded on the Offering Commencement
                   Date); or

                      (ii) 85% of the composite closing price of the Common Stock on the over the counter market as reported by NASDAQ in "The Wall Street Journal" on the Offering Termination Date applicable to such Offering (or on the next regular business day on which shares of the Common Stock shall be traded in the event that no such shares shall have been traded on the Offering Termination
                   Date).

              8.   Exercise of Options.
                   -------------------

              With respect to each Offering during the term of the Plan:

                   (a) Unless a participant gives written notice of withdrawal to the Company as provided in Paragraph 10, his or her

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         Option will be deemed to have been exercised automatically on the
         Offering Termination Date applicable to such Offering for the purchase of the number of whole shares of Common Stock which the Authorized Deduction in his or her account on such date will purchase at the applicable Option Exercise Price (but not in excess of the number of shares for which an Option has been granted the employee pursuant to Paragraph 7(a)). No fractional shares will be issued. Any excess in such participant's account on such date will either, (i) to the extent it is attributable to amounts that would have purchased fractional shares only, with the consent of such participant (and with the consent of the Company, which may be withheld in its sole discretion), remain in such participant's account under the Plan or under a successor plan, if any, or (ii) be returned to him or her; provided that any excess returned will not be credited with any interest.

                   (b) By written notice to the Company at any time prior to the applicable Offering Termination Date, a participant may elect to withdraw all (but not less than all) of the accumulated payroll deductions in his or her account at such time.

              9.   Delivery of Share Certificates.
                   ------------------------------

              As promptly as practicable after the Offering Termination Date with respect to each Offering, the Company will deliver to each participant, as appropriate, a certificate or certificates representing the shares of Common Stock purchased upon the exercise of such participant's Option.

              10.  Withdrawal.
                   ----------

                   (a) As indicated in Paragraph 8(b), a participant may withdraw payroll deductions credited to his or her account at any time prior to the applicable Offering Termination Date by giving written notice of withdrawal to the Company. All of the participant's payroll deductions credited to his or her account will be paid to the participant promptly after receipt of such notice of withdrawal, and no further payroll deductions will be made with respect to such participant during such Offering. The Company may, at its option, treat any attempt by an employee to borrow on the security of accumulated payroll deductions as an election to withdraw such deductions.

                   (b) A participant's withdrawal from any Offering will not have any effect upon his or her eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company; provided, however, that an Employee who is subject to Section 16 of the Securities Exchange Act of 1934, as amended, who withdraws his or her payroll deductions prior to the end of an Offering Period may not participant in the Plan or in any similar successor plan for a period of at least six months from the date of such withdrawal.

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                   (c)  Upon termination of the participant's employment
         for any reason, including retirement but excluding death or disability while in the employ of the Company, the payroll deductions credited to his or her account will be returned to the participant or, in the case of his or her death subsequent to the termination of employment, to the person or persons entitled thereto under Paragraph 14.

                   (d) Upon termination of the participant's employment because of death or disability, the participant or his or her beneficiary (as defined in Paragraph 14) shall have the right to elect, by written notice given to the Company prior to the expiration of the period of 30 days commencing with the date of the death or disability of the participant, either:

                       (i) to withdraw all of the payroll deductions credited to the participant's account under the Plan; or

                      (ii) to exercise the participant's option for the purchase of Common Stock on the Offering Termination Date next following the date of the participant's death or disability for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the participant's account at the date of the participant's death or disability will purchase at the applicable Option Exercise Price, and any excess in such account will be returned to the participant or said beneficiary.

              In the event that no such written notice of election shall be duly received by the Company, the participant or beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account at the date of the participant's death or disability, and the same will be paid promptly to the participant or said beneficiary.

              11.  Interest.
                   --------

              No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant employee except as specifically set forth in this Plan.

              12.  Stock.
                   -----

                   (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan during any Offering under the Plan shall be 62,500 shares, subject in each case to adjustment upon changes in capitalization of the Company as provided in Paragraph 17. If the total number of shares for which Options are exercised on any Offering Termination Date in accordance with Paragraph 8 exceeds 62,500, the Company shall make

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         a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him or her as promptly as possible. If fewer than 62,500 shares are purchased during any given Offering under the Plan, the amount not purchased may be carried over to and made available during the next and other subsequent Offerings under the Plan.

                   (b) No participant will have any interest in Common Stock covered by his or her Option until such Option has been exercised.

                   (c) The Common Stock to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs, by written notice to the Company prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

                   (d) The Board of Directors of the Company may, in its discretion, require as conditions to the Exercise of any Option that the shares of Common Stock reserved for issuance upon the exercise of the Option shall have been duly listed, upon official notice of issuance, on the over the counter market as reported by NASDAQ, and that either:

                       (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to said shares shall be effective; or

                      (ii) the Company shall have received the opinion of counsel acceptable to the Company to the effect that the issuance of such shares is exempt from all registration requirements under the Securities Act.

              13.  Administration.
                   --------------

              The Plan shall be administered by the Compensation Committee (the "Committee") appointed by the Board of Directors of the Company. The officer of the Company charged by the Committee with day-to-day administration of the Plan shall, for matters involving the Plan, be an ex officio member of the Committee. The interpretation and construction of any provision of the Plan and the adoption of all rules and regulations for administering the Plan shall be made by the Committee; provided, however, that any such interpretation, rule or regulation adopted by the Committee may be subsequently altered, amended or repealed by the Committee or the Board of Directors. All such interpretations, rules and regulations made by the Committee and approved by the Board of

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         Directors with respect to any matter or provision contained in the
         Plan shall be final, conclusive and binding upon the Company and upon all participants, their heirs or legal representatives. The Company shall indemnify Committee members, to the fullest extent permitted by applicable statute, for any expenses incurred in defending a civil or criminal action or proceeding arising out of such member's actions with respect to the administration of the Plan, in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the member indemnified to repay such payment if such member shall be adjudicated not to have, acted in good faith in the reasonable belief that such members actions were in the best interests of the Company.

              14.  Designation of Beneficiary.
                   --------------------------

              A participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash in the event of the death of the participant prior to the delivery of such shares or cash to the participant. Such designation of beneficiary may be changed by the participant at any time by written notice to the Company. Within 30 days after the participant's death, the beneficiary may, as provided in Paragraph l0(d), elect to exercise the participant's Option when it becomes exercisable on the Offering Termination Date of the then current Offering. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence at the participant's death of a beneficiary validly designated by the participant under the Plan, and notice of election of the beneficiary to exercise the Option, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan designated under the Plan who is living at the time of such participant's death, the Company shall deliver such stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall prior to the death of the participant by whom he has been designated acquire any interest in the stock or cash credited to the participant under the Plan.

              15.  Transferability.
                   ---------------

              Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an Option or to receive stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant

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         otherwise than by will or the laws of descent and distribution.
         Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Paragraph 8(b).

              16.  Use of Funds.
                   ------------

              All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

              17.  Effect of Changes of Common Stock.
                   ---------------------------------

              In the event of any changes of outstanding shares of the Common Stock by reason of stock dividends, subdivisions, combinations and the like, the aggregate number and class of shares available under this Plan and the Option Exercise Price per share shall be appropriately adjusted by the Board of Directors of the Company, whose determination shall be conclusive. Any such adjustments may provide for the elimination of any fractional shares which would otherwise become subject to any Option.

              18.  Amendment or Termination.
                   ------------------------

              The Board of Directors of the Company may at any time terminate or amend the Plan. Except as hereinafter provided, however, no such termination may affect Options previously granted, and no such amendment may make any change in any Option previously granted which would adversely affect the rights of any participant. In addition, no amendment may be made without prior approval of the stockholders of the Company if such amendment would (a) materially increase the benefits accruing to participants under the Plan or (b) materially modify the requirements as to eligibility for participation under the Plan.

              19.  Notices.
                   -------

              All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Company's Human Resources Department.

              20.  Merger or Consolidation.
                   -----------------------

              If the Company shall at any time merge into or consolidate with another corporation and the Company is the surviving entity, the holder of each Option then outstanding will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property to which a holder of

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         one share of the Common Stock was entitled upon and at the time of such merger or consolidation, and the Board of Directors of the Company shall take such steps in connection with such merger or consolidation as the Board of Directors shall deem necessary to assure that the provisions of Paragraph 17 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder. In the event of a merger or consolidation in which the Company is not the surviving entity, or of a sale of all or substantially all of the assets of the Company, the Plan shall terminate, and all payroll deductions credited to participants' accounts shall be returned to them.

              21.  Approval of Stockholders.
                   ------------------------

              The Plan has been adopted by the Board of Directors of the Company, but shall be void and of no effect unless it is approved by the stockholders of the Company at the 1993 annual meeting.

              22.  Registration and Qualification of the Plan Under
                   ------------------------------------------------
                   Applicable Securities Laws.
                   --------------------------

              No Option shall be granted under the Plan until such time as the Company has qualified or registered the shares which are subject to the Options under the applicable state and federal securities laws to the extent required by such laws.


                         APPROVED BY THE BOARD OF DIRECTORS ON JUNE 11,
                         1993.

                         APPROVED BY THE STOCKHOLDERS ON JANUARY 28, 1994.

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